UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2024

Sharps Technology, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-41355	82-3751728
(Commission File Number)	(IRS Employer Identification No.)

105 Maxess Road, Melville, New York 11747

(Address of Principal Executive Offices)

(631) 574 -4436

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	STSS	NASDAQ Capital Market
Common Stock Purchase Warrants	STSSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement

On September 20, 2024, Sharps Technology, Inc., (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) and Senior Secured Note (the “Note”) for an aggregate principal amount of $4,375,000.00, with certain purchasers (the “Purchasers”), for the issuance of approximately 5,700,006 unregistered shares of the Company’s Common Stock or pre-funded warrants (the “Pre-Funded Warrants”) in lieu of shares of Common Stock. The Pre-Funded Warrants will be immediately exercisable, at an exercise price of $0.0001, subject to registration, and may be exercised at any time until exercised in full. For each Pre-Funded Warrant sold in the offering, the number of shares of Common Stock in the offering will be decreased on a one-for-one basis. The aggregate gross proceeds to the Company were approximately $3.5 million, before deducting fees to the placement agent and other offering expenses payable by the Company.

Registration Rights Agreement

In connection with the Securities Purchase Agreement and Note, the Company entered into a Registration Rights Agreement with the Purchasers (the “Registration Rights Agreement”), requiring the Company to file a resale registration statement (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “Commission”) to register the unregistered shares of Common Stock and shares of Common Stock underlying the Pre-Funded Warrants within forty-five (45) calendar days following the filing date, which is thirty (30) days after the closing date (or, in the event of a full review by the Commission, seventy-five (75) calendar days following the filing date) and with respect to any additional Registration Statements which may be required pursuant to applicable sections of the Registration Rights Agreement, forty-five (45) calendar days following the date on which an additional Registration Statement is required to be filed thereunder (or, in the event of a full review by the Commission, seventy-five (75) calendar days following the date such additional Registration Statement is required to be filed thereunder); provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the effectiveness date as to such Registration Statement shall be the fifth (5th) trading day following the date on which the Company is so notified if such date precedes the dates otherwise required above; and provided, further, if such effectiveness date falls on a day that is not a trading day, then the effectiveness date shall be the next succeeding trading day. The Company will be obligated to pay certain liquidated damages to the Purchasers if the Company fails to file the Registration Statement when required, fails to cause the Registration Statement to be declared effective by the Commission when required, of if the Company fails to maintain the effectiveness of the Registration Statement.

Placement Agent Agreement

Aegis Capital Corp. (“Aegis”) acted as the exclusive placement agent in connection with the Securities Purchase Agreement and the Note under a Placement Agent Agreement (the “Placement Agent Agreement”), dated September 20, 2024, between the Company and Aegis. Pursuant to the Placement Agent Agreement, Aegis was paid a commission equal to eight percent (8.0%) of the gross proceeds received by the Company from the Securities Purchase Agreement and Note. The Company reimbursed Aegis $80,000 for certain fees and expenses incurred by them, including attorney fees. The Company also agreed to pay Aegis a non-accountable expense allowance equal to two percent (2.0%) of the Placement.

The Securities Purchase Agreement, the Note, the Registration Rights Agreement, the Placement Agent Agreement and the Pre-Funded Warrant are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, and 10.5 respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The above descriptions of the terms of the agreements are qualified in their entirety by reference to such exhibits.

Item 3.02 Unregistered Sales of Equity Securities

The applicable information related to the Securities Purchase Agreement and the Note presented in Item 1.01 of this Current Report is incorporated by reference in this Item 3.02. The securities will be issued without prior registration in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D thereunder. In connection with the Purchasers’ execution of the Securities Purchase Agreement and the Note, the Purchasers represented to us that they are each an “accredited investor” as defined in Regulation D of the Securities Act and that the securities to be purchased by them will be acquired solely for their own account and not with a view to or for distributing or reselling such securities or any part thereof in violation of the Securities Act or any applicable state securities law. Such securities shall not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares of common stock contain a legend stating the same.

Item 8.01. Other Events

Press Release

On September 23, 2024, the Company issued a press release announcing the pricing of the offering. A copy of the pricing press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Exhibit Index

10.1	Form of Securities Purchase Agreement
10.2	Form of Senior Secured Note
10.3	Form of Registration Rights Agreement
10.4	Form of the Placement Agent Agreement
10.5	Form of the Warrant
99.1	Pricing Press Release dated September 23, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2024

SHARPS TECHNOLOGY, INC.

/s/ Robert Hayes
Robert Hayes
Chief Executive Officer